Statements of Cash Flows - ATI Modular Technology Corp - USD ($)	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Net loss of the period	$ (3,693)	$ (3,859)
Adjustments to reconcile net loss from operations
Bad debt expense	$ 6,250	$ 0
Shares issued for services	100,000
Changes in Operating Assets and Liabilities
Accounts receivable	$ (125,000)
Advances to officers	(19,241)
Accounts payable and accrued expenses	15,840	3,859
Deposit from customers	30,000
Net cash provided by operating activities	4,156
Financing Activities
Purchase of fixed assets	(4,156)
Net cash used in financing activities	(4,156)
Net increase (decrease) in cash and equivalents
Cash and equivalents at beginning of the period
Cash and equivalents at end of the period
Supplemental cash flow information:
Interest paid
Income taxes paid